Cohen & Steers, Inc.
280 Park Avenue
New York, NY 10017-1216
Tel (212) 832-3232

Contact:
Matthew S. Stadler
Executive Vice President
Chief Financial Officer
Cohen & Steers, Inc.
Tel (212) 446-9168

COHEN & STEERS REPORTS THIRD QUARTER
2014 RESULTS

Record Quarterly Revenue of $80.8 million

NEW YORK, NY, October 15, 2014—Cohen & Steers, Inc. (NYSE: CNS) reported net income attributable to common stockholders of $18.2 million, or $0.40 per diluted share and $0.41 per basic share, for the quarter ended September 30, 2014, compared with $18.3 million, or $0.41 per share (diluted and basic), for the quarter ended September 30, 2013. Total revenue for the third quarter of 2014 was a record $80.8 million, an increase of 9.2% from $74.0 million for the third quarter of 2013.
For the nine months ended September 30, 2014, the company recorded net income attributable to common stockholders of $59.8 million, or $1.31 per diluted share and $1.34 per basic share, compared with $48.7 million, or $1.08 per diluted share and $1.10 per basic share, for the nine months ended September 30, 2013.
The results for the nine months ended September 30, 2013 included after-tax expenses of approximately $0.10 per share associated primarily with the offering of Cohen & Steers MLP Income and Energy Opportunity Fund, Inc., a closed-end mutual fund. After adjusting for these items, earnings per share would have been $1.18 for the nine months ended September 30, 2013.

Financial Highlights (Unaudited)
September 30, 2014 Compared with June 30, 2014

(in thousands, except per share data)	Three Months Ended
	September 30, 2014	June 30, 2014	$ Change	% Change
Revenue	$80,845	$78,412	$2,433	3.1%
Expenses	$48,518	$48,744	$(226)	(0.5%)
Operating income	$32,327	$29,668	$2,659	9.0%
Operating margin	40.0%	37.8%		215 bps
Total non-operating (loss) income	$(3,557)	$4,990	$(8,547)	*
Net income attributable to common stockholders	$18,184	$22,183	$(3,999)	(18.0%)
Diluted earnings per share attributable to common stockholders	$0.40	$0.49	$(0.09)	(18.3%)
________________________
*    Not meaningful
Revenue
Total revenue for the third quarter of 2014 was a record $80.8 million, an increase of $2.4 million from $78.4 million for the second quarter of 2014. Higher average assets under management in open-end mutual funds and closed-end mutual funds and an additional day in the quarter resulted in the following revenue increases:

•	$1.9 million from open-end mutual funds; and

•	$681,000 from closed-end mutual funds.
Expenses
Expenses for the third quarter of 2014 were $48.5 million, a decrease of $226,000 from $48.7 million for the second quarter of 2014. The change was primarily due to:

•	Lower general and administrative expenses of $752,000, primarily due to lower recruiting fees, marketing expenses and fund-related expenses;

•	Lower distribution and service fees of $208,000, primarily due to a shift toward lower cost share classes in our open-end mutual funds; and

•	Higher employee compensation and benefits expenses of $803,000 primarily attributable to higher salaries and incentive compensation.
Operating Margin
The company's operating margin increased to 40.0% for the third quarter of 2014, compared with 37.8% for the three months ended June 30, 2014.
Non-operating Income
Non-operating loss, excluding net loss attributable to redeemable noncontrolling interest of $147,000, was $3.4 million, a decrease of $7.7 million from non-operating income of $4.2 million for the second quarter of 2014. The decrease was primarily due to lower earnings from the company's seed investments.

Assets Under Management Highlights (Unaudited)
September 30, 2014 Compared with June 30, 2014

(in millions)	Assets Under Management
	As of
By Investment Vehicle	September 30, 2014	June 30, 2014	$ Change	% Change
Institutional accounts	$23,941	$25,728	$(1,787)	(6.9%)
Open-end mutual funds	16,116	16,629	(513)	(3.1%)
Closed-end mutual funds	9,638	9,928	(290)	(2.9%)
Total	$49,695	$52,285	(2,590)	(5.0%)

By Investment Strategy
U.S. real estate	$26,226	$27,404	$(1,178)	(4.3%)
Global/international real estate	9,677	10,161	(484)	(4.8%)
Preferred securities	5,766	5,672	94	1.7%
Global listed infrastructure	5,611	5,616	(5)	(0.1%)
Large cap value	1,260	2,285	(1,025)	(44.9%)
Other	1,155	1,147	8	0.7%
Total	$49,695	$52,285	(2,590)	(5.0%)
Assets under management were $49.7 billion as of September 30, 2014, a decrease of $2.6 billion from $52.3 billion at June 30, 2014. The decrease from June 30, 2014 was attributable to market depreciation of $1.6 billion and net outflows of $966 million.
Institutional Accounts
Assets under management for institutional accounts were $23.9 billion as of September 30, 2014, a decrease of 6.9% from $25.7 billion at June 30, 2014. The change from June 30, 2014 was due to the following:

•	Market depreciation of $831 million, including $426 million from U.S. real estate, $330 million from global/international real estate and $58 million from global listed infrastructure;

•
Net outflows of $845 million from subadvisory relationships, including $959 million from large cap value and $111 million from global/international real estate, partially offset by net inflows of $172 million into global listed infrastructure and $131 million into preferred securities;

•	Net outflows of $224 million from advisory relationships, including $137 million from U.S. real estate and $75 million from large cap value; and

•
Transfers from open-end mutual funds of $113 million, of which $77 million was into U.S. real estate and $36 million was into global/international real estate to fund two new collective investment trusts.

Open-end Mutual Funds
Assets under management for open-end mutual funds were $16.1 billion as of September 30, 2014, a decrease of 3.1% from $16.6 billion at June 30, 2014. The change from June 30, 2014 was due to the following:

•	Market depreciation of $503 million, including $333 million from U.S. real estate and $123 million from global/international real estate;

•
Net inflows of $103 million, including net inflows of $63 million into multi-strategy real assets (included in "Other" in the above table), $47 million into global/international real estate, $42 million into global listed infrastructure and $35 million into preferred securities, partially offset by net outflows of $86 million from U.S. real estate; and

•	Transfers to institutional accounts of $113 million.
Closed-end Mutual Funds
Assets under management for closed-end mutual funds were $9.6 billion as of September 30, 2014, a decrease of 2.9% from $9.9 billion at June 30, 2014. The decrease from June 30, 2014 was due to market depreciation of $290 million.
Balance Sheet Information
As of September 30, 2014, cash, cash equivalents and investments were $203 million. As of September 30, 2014, stockholders' equity was $262 million and the company had no debt.
Conference Call Information
Cohen & Steers will host a conference call tomorrow, October 16, 2014 at 11:00 a.m. (ET) to discuss the company's third quarter results. Investors and analysts can access the live conference call by dialing 800-920-4315 (U.S.) or +1-212-231-2934 (international); passcode: 21736177. Participants should plan to register at least 10 minutes before the conference call begins.
A replay of the call will be available for two weeks starting at approximately 1:00 p.m. (ET) on October 16, 2014 and can be accessed at 800-633-8284 (U.S.) or +1-402-977-9140 (international); passcode: 21736177. Internet access to the webcast, which includes audio (listen-only), will be available on the company's website at www.cohenandsteers.com under "Company - Investor Relations." The webcast will be archived on the website for one month.
About Cohen & Steers
Founded in 1986, Cohen & Steers is a leading global investment manager with a long history of innovation and a focus on real assets, including real estate, infrastructure and commodities. Headquartered in New York City, with offices in London, Hong Kong, Tokyo and Seattle, Cohen & Steers serves institutional and individual investors around the world.

Forward-Looking Statements
This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect management's current views with respect to, among other things, the company's operations and financial performance. You can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates" or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these forward-looking statements. The company believes that these factors include, but are not limited to, the risks described in the "Risk Factors" section of the company's Annual Report on Form 10-K for the year ended December 31, 2013 ("Form 10-K"), which is accessible on the Securities and Exchange Commission's website at www.sec.gov and on the company's website at www.cohenandsteers.com. These factors are not exhaustive and should be read in conjunction with the other cautionary statements that are included in the company's Form 10-K and other filings with the Securities and Exchange Commission. The company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
# # # #

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
For the Periods Ended
(in thousands, except per share data)

	Three Months Ended			% Change From
	September 30, 2014	June 30, 2014	September 30, 2013	June 30, 2014	September 30, 2013
Revenue
Investment advisory and administration fees	$75,210	$72,907	$67,704
Distribution and service fees	3,738	3,744	3,627
Portfolio consulting and other	1,897	1,761	2,695
Total revenue	80,845	78,412	74,026	3.1%	9.2%
Expenses
Employee compensation and benefits	26,679	25,876	24,058
Distribution and service fees	9,048	9,256	8,362
General and administrative	11,313	12,065	11,688
Depreciation and amortization	1,090	1,103	1,423
Amortization, deferred commissions	388	444	776
Total expenses	48,518	48,744	46,307	(0.5%)	4.8%
Operating income	32,327	29,668	27,719	9.0%	16.6%
Non-operating income
Interest and dividend income—net	610	592	218
(Loss) gain from trading securities—net	(2,690)	2,762	2,383
Gain from available-for-sale securities—net	760	52	180
Equity in (losses) earnings of affiliates	(1,571)	1,429	313
Other (losses) income	(666)	155	209
Total non-operating (loss) income	(3,557)	4,990	3,303	*	*
Income before provision for income taxes	28,770	34,658	31,022	(17.0%)	(7.3%)
Provision for income taxes	10,733	11,734	11,205
Net income	18,037	22,924	19,817	(21.3%)	(9.0%)
Less: Net loss (income) attributable to redeemable noncontrolling interest	147	(741)	(1,534)
Net income attributable to common stockholders	$18,184	$22,183	$18,283	(18.0%)	(0.5%)

Earnings per share attributable to common stockholders
Basic	$0.41	$0.49	$0.41	(18.1%)	(1.7%)
Diluted	$0.40	$0.49	$0.41	(18.3%)	(1.8%)

Dividends declared per share
Quarterly	$0.22	$0.22	$0.20	—%	10.0%

Weighted average shares outstanding
Basic	44,839	44,825	44,317
Diluted	45,689	45,530	45,106

* Not meaningful

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
For the Periods Ended
(in thousands, except per share data)

	Nine Months Ended
	September 30, 2014	September 30, 2013	% Change
Revenue
Investment advisory and administration fees	$215,681	$203,451
Distribution and service fees	10,952	10,802
Portfolio consulting and other	5,459	10,028
Total revenue	232,092	224,281	3.5%
Expenses
Employee compensation and benefits	76,590	72,330
Distribution and service fees	26,608	33,120
General and administrative	34,471	35,384
Depreciation and amortization	3,455	4,110
Amortization, deferred commissions	1,377	2,351
Total expenses	142,501	147,295	(3.3%)
Operating income	89,591	76,986	16.4%
Non-operating income
Interest and dividend income—net	1,441	1,507
Gain (loss) from trading securities—net	1,055	(6,956)
Gain from available-for-sale securities—net	1,888	1,508
Equity in earnings of affiliates	793	422
Other losses	(563)	(430)
Total non-operating income (loss)	4,614	(3,949)	*
Income before provision for income taxes	94,205	73,037	29.0%
Provision for income taxes	33,644	29,210
Net income	60,561	43,827	38.2%
Less: Net (income) loss attributable to redeemable noncontrolling interest	(749)	4,879
Net income attributable to common stockholders	$59,812	$48,706	22.8%

Earnings per share attributable to common stockholders
Basic	$1.34	$1.10	21.4%
Diluted	$1.31	$1.08	21.3%

Dividends declared per share
Quarterly	$0.66	$0.60	10.0%

Weighted average shares outstanding
Basic	44,766	44,254
Diluted	45,568	44,997

* Not meaningful

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Vehicle
For the Periods Ended
(in millions)
	Three Months Ended			% Change From
	September 30, 2014	June 30, 2014	September 30, 2013	June 30, 2014	September 30, 2013
Institutional Accounts
Assets under management, beginning of period	$25,728	$24,479	$24,538
Inflows	893	375	91
Outflows	(1,962)	(896)	(1,395)
Net outflows	(1,069)	(521)	(1,304)
Market (depreciation) appreciation	(831)	1,770	57
Transfers *	113	—	—
Total (decrease) increase	(1,787)	1,249	(1,247)
Assets under management, end of period	$23,941	$25,728	$23,291	(6.9%)	2.8%
Percentage of total assets under management	48.2%	49.2%	50.3%
Average assets under management for period	$24,944	$25,010	$23,729	(0.3%)	5.1%

Open-end Mutual Funds
Assets under management, beginning of period	$16,629	$15,148	$14,442
Inflows	1,542	1,464	1,121
Outflows	(1,439)	(949)	(1,167)
Net inflows (outflows)	103	515	(46)
Market (depreciation) appreciation	(503)	966	(134)
Transfers *	(113)	—	—
Total (decrease) increase	(513)	1,481	(180)
Assets under management, end of period	$16,116	$16,629	$14,262	(3.1%)	13.0%
Percentage of total assets under management	32.4%	31.8%	30.8%
Average assets under management for period	$16,768	$15,992	$14,385	4.9%	16.6%

Closed-end Mutual Funds
Assets under management, beginning of period	$9,928	$9,404	$8,843
Inflows	—	—	—
Outflows	—	—	—
Net inflows	—	—	—
Market (depreciation) appreciation	(290)	524	(60)
Total (decrease) increase	(290)	524	(60)
Assets under management, end of period	$9,638	$9,928	$8,783	(2.9%)	9.7%
Percentage of total assets under management	19.4%	19.0%	19.0%
Average assets under management for period	$9,922	$9,719	$8,864	2.1%	11.9%

Total
Assets under management, beginning of period	$52,285	$49,031	$47,823
Inflows	2,435	1,839	1,212
Outflows	(3,401)	(1,845)	(2,562)
Net outflows	(966)	(6)	(1,350)
Market (depreciation) appreciation	(1,624)	3,260	(137)
Total (decrease) increase	(2,590)	3,254	(1,487)
Assets under management, end of period	$49,695	$52,285	$46,336	(5.0%)	7.2%
Average assets under management for period	$51,634	$50,721	$46,978	1.8%	9.9%

* Represents transfer of assets under management not related to subscriptions, redemptions or market appreciation (depreciation).

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Vehicle
For the Periods Ended
(in millions)
	Nine Months Ended
	September 30, 2014	September 30, 2013	% Change
Institutional Accounts
Assets under management, beginning of period	$22,926	$24,850
Inflows	1,700	614
Outflows	(3,510)	(3,351)
Net outflows	(1,810)	(2,737)
Market appreciation	2,712	1,178
Transfers *	113	—
Total increase (decrease)	1,015	(1,559)
Assets under management, end of period	$23,941	$23,291	2.8%
Percentage of total assets under management	48.2%	50.3%
Average assets under management for period	$24,608	$25,061	(1.8%)

Open-end Mutual Funds
Assets under management, beginning of period	$14,016	$12,962
Inflows	4,529	4,418
Outflows	(3,807)	(3,446)
Net inflows	722	972
Market appreciation	1,491	328
Transfers *	(113)	—
Total increase	2,100	1,300
Assets under management, end of period	$16,116	$14,262	13.0%
Percentage of total assets under management	32.4%	30.8%
Average assets under management for period	$15,797	$14,397	9.7%

Closed-end Mutual Funds
Assets under management, beginning of period	$8,965	$7,985
Inflows	—	739
Outflows	—	—
Net inflows	—	739
Market appreciation	673	59
Total increase	673	798
Assets under management, end of period	$9,638	$8,783	9.7%
Percentage of total assets under management	19.4%	19.0%
Average assets under management for period	$9,630	$8,723	10.4%

Total
Assets under management, beginning of period	$45,907	$45,797
Inflows	6,229	5,771
Outflows	(7,317)	(6,797)
Net outflows	(1,088)	(1,026)
Market appreciation	4,876	1,565
Total increase	3,788	539
Assets under management, end of period	$49,695	$46,336	7.2%
Average assets under management for period	$50,035	$48,181	3.8%

* Represents transfer of assets under management not related to subscriptions, redemptions or market appreciation (depreciation).

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts (Unaudited)
By Account Type
For the Periods Ended
(in millions)
	Three Months Ended			% Change From
	September 30, 2014	June 30, 2014	September 30, 2013	June 30, 2014	September 30, 2013
Subadvisory
Assets under management, beginning of period	$18,558	$17,924	$17,162
Inflows	529	218	77
Outflows	(1,374)	(868)	(388)
Net outflows	(845)	(650)	(311)
Market (depreciation) appreciation	(621)	1,284	(18)
Total (decrease) increase	(1,466)	634	(329)
Assets under management, end of period	$17,092	$18,558	$16,833	(7.9%)	1.5%
Percentage of institutional assets under management	71.4%	72.1%	72.3%
Average assets under management for period	$17,869	$18,118	$17,008	(1.4%)	5.1%

Advisory
Assets under management, beginning of period	$7,170	$6,555	$7,376
Inflows	364	157	14
Outflows	(588)	(28)	(1,007)
Net (outflows) inflows	(224)	129	(993)
Market (depreciation) appreciation	(210)	486	75
Transfers *	113	—	—
Total (decrease) increase	(321)	615	(918)
Assets under management, end of period	$6,849	$7,170	$6,458	(4.5%)	6.1%
Percentage of institutional assets under management	28.6%	27.9%	27.7%
Average assets under management for period	$7,075	$6,892	$6,721	2.7%	5.3%

Total Institutional Accounts
Assets under management, beginning of period	$25,728	$24,479	$24,538
Inflows	893	375	91
Outflows	(1,962)	(896)	(1,395)
Net outflows	(1,069)	(521)	(1,304)
Market (depreciation) appreciation	(831)	1,770	57
Transfers *	113	—	—
Total (decrease) increase	(1,787)	1,249	(1,247)
Assets under management, end of period	$23,941	$25,728	$23,291	(6.9%)	2.8%
Average assets under management for period	$24,944	$25,010	$23,729	(0.3%)	5.1%

* Represents transfer of assets under management not related to subscriptions, redemptions or market appreciation (depreciation).

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts (Unaudited)
By Account Type
For the Periods Ended
(in millions)
	Nine Months Ended
	September 30, 2014	September 30, 2013	% Change
Subadvisory
Assets under management, beginning of period	$16,693	$17,582
Inflows	1,058	343
Outflows	(2,729)	(1,901)
Net outflows	(1,671)	(1,558)
Market appreciation	2,070	809
Total increase (decrease)	399	(749)
Assets under management, end of period	$17,092	$16,833	1.5%
Percentage of institutional assets under management	71.4%	72.3%
Average assets under management for period	17,824	$17,748	0.4%

Advisory
Assets under management, beginning of period	$6,233	$7,268
Inflows	642	271
Outflows	(781)	(1,450)
Net outflows	(139)	(1,179)
Market appreciation	642	369
Transfers *	113	—
Total increase (decrease)	616	(810)
Assets under management, end of period	$6,849	$6,458	6.1%
Percentage of institutional assets under management	28.6%	27.7%
Average assets under management for period	$6,784	$7,313	(7.2%)

Total Institutional Accounts
Assets under management, beginning of period	$22,926	$24,850
Inflows	1,700	614
Outflows	(3,510)	(3,351)
Net outflows	(1,810)	(2,737)
Market appreciation	2,712	1,178
Transfers *	113	—
Total increase (decrease)	1,015	(1,559)
Assets under management, end of period	$23,941	$23,291	2.8%
Average assets under management for period	$24,608	$25,061	(1.8%)

* Represents transfer of assets under management not related to subscriptions, redemptions or market appreciation (depreciation).

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy
For the Periods Ended
(in millions)
	Three Months Ended			% Change From
	September 30, 2014	June 30, 2014	September 30, 2013	June 30, 2014	September 30, 2013
U.S. Real Estate
Assets under management, beginning of period	$27,404	$25,251	$24,173
Inflows	735	734	693
Outflows	(1,054)	(583)	(976)
Net (outflows) inflows	(319)	151	(283)
Market (depreciation) appreciation	(859)	1,780	(653)
Transfers *	—	222	—
Total (decrease) increase	(1,178)	2,153	(936)
Assets under management, end of period	$26,226	$27,404	$23,237	(4.3%)	12.9%
Percentage of total assets under management	52.8%	52.4%	50.1%
Average assets under management for period	$27,422	$26,506	$23,633	3.5%	16.0%

Global/International Real Estate
Assets under management, beginning of period	$10,161	$9,721	$9,923
Inflows	620	233	239
Outflows	(651)	(517)	(871)
Net outflows	(31)	(284)	(632)
Market (depreciation) appreciation	(453)	724	339
Total (decrease) increase	(484)	440	(293)
Assets under management, end of period	$9,677	$10,161	$9,630	(4.8%)	0.5%
Percentage of total assets under management	19.5%	19.4%	20.8%
Average assets under management for period	$10,200	$9,993	$9,668	2.1%	5.5%

Preferred Securities
Assets under management, beginning of period	$5,672	$5,126	$5,068
Inflows	597	520	241
Outflows	(445)	(148)	(376)
Net inflows (outflows)	152	372	(135)
Market (depreciation) appreciation	(58)	174	(113)
Total increase (decrease)	94	546	(248)
Assets under management, end of period	$5,766	$5,672	$4,820	1.7%	19.6%
Percentage of total assets under management	11.6%	10.8%	10.4%
Average assets under management for period	$5,675	$5,415	$4,984	4.8%	13.9%

Global Listed Infrastructure
Assets under management, beginning of period	$5,616	$5,072	$4,324
Inflows	326	169	14
Outflows	(144)	(48)	(20)
Net inflows (outflows)	182	121	(6)
Market (depreciation) appreciation	(187)	423	151
Total (decrease) increase	(5)	544	145
Assets under management, end of period	$5,611	$5,616	$4,469	(0.1%)	25.6%
Percentage of total assets under management	11.3%	10.7%	9.6%
Average assets under management for period	$5,703	$5,333	$4,400	6.9%	29.6%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy - continued
For the Periods Ended
(in millions)
	Three Months Ended			% Change From
	September 30, 2014	June 30, 2014	September 30, 2013	June 30, 2014	September 30, 2013
Large Cap Value
Assets under management, beginning of period	$2,285	$2,857	$3,653
Inflows	30	66	8
Outflows	(1,064)	(534)	(308)
Net outflows	(1,034)	(468)	(300)
Market appreciation	9	118	139
Transfers *	—	(222)	—
Total decrease	(1,025)	(572)	(161)
Assets under management, end of period	$1,260	$2,285	$3,492	(44.9%)	(63.9%)
Percentage of total assets under management	2.5%	4.4%	7.5%
Average assets under management for period	$1,484	$2,400	$3,601	(38.2%)	(58.8%)

Other
Assets under management, beginning of period	$1,147	$1,004	$682
Inflows	127	117	17
Outflows	(43)	(15)	(11)
Net inflows	84	102	6
Market (depreciation) appreciation	(76)	41	—
Total increase	8	143	6
Assets under management, end of period	$1,155	$1,147	$688	0.7%	67.9%
Percentage of total assets under management	2.3%	2.2%	1.5%
Average assets under management for period	$1,150	$1,074	$692	7.1%	66.2%

Total
Assets under management, beginning of period	$52,285	$49,031	$47,823
Inflows	2,435	1,839	1,212
Outflows	(3,401)	(1,845)	(2,562)
Net outflows	(966)	(6)	(1,350)
Market (depreciation) appreciation	(1,624)	3,260	(137)
Total (decrease) increase	(2,590)	3,254	(1,487)
Assets under management, end of period	$49,695	$52,285	$46,336	(5.0%)	7.2%
Average assets under management for period	$51,634	$50,721	$46,978	1.8%	9.9%

* Represents transfer of assets under management not related to subscriptions, redemptions or market appreciation (depreciation).

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy
For the Periods Ended
(in millions)
	Nine Months Ended
	September 30, 2014	September 30, 2013	% Change
U.S. Real Estate
Assets under management, beginning of period	$23,116	$22,613
Inflows	2,225	2,239
Outflows	(2,466)	(2,068)
Net (outflows) inflows	(241)	171
Market appreciation	3,129	453
Transfers *	222	—
Total increase	3,110	624
Assets under management, end of period	$26,226	$23,237	12.9%
Percentage of total assets under management	52.8%	50.1%
Average assets under management for period	$26,108	$24,097	8.3%

Global/International Real Estate
Assets under management, beginning of period	$9,498	$11,155
Inflows	1,338	1,111
Outflows	(1,832)	(3,112)
Net outflows	(494)	(2,001)
Market appreciation	673	476
Total increase (decrease)	179	(1,525)
Assets under management, end of period	$9,677	$9,630	0.5%
Percentage of total assets under management	19.5%	20.8%
Average assets under management for period	$9,931	$10,674	(7.0%)

Preferred Securities
Assets under management, beginning of period	$4,722	$4,364
Inflows	1,475	1,490
Outflows	(773)	(911)
Net inflows	702	579
Market appreciation (depreciation)	342	(123)
Total increase	1,044	456
Assets under management, end of period	$5,766	$4,820	19.6%
Percentage of total assets under management	11.6%	10.4%
Average assets under management for period	$5,348	$4,914	8.8%

Global Listed Infrastructure
Assets under management, beginning of period	$4,714	$3,509
Inflows	797	823
Outflows	(416)	(79)
Net inflows	381	744
Market appreciation	516	216
Total increase	897	960
Assets under management, end of period	$5,611	$4,469	25.6%
Percentage of total assets under management	11.3%	9.6%
Average assets under management for period	$5,352	$4,122	29.8%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy - continued
For the Periods Ended
(in millions)
	Nine Months Ended
	September 30, 2014	September 30, 2013	% Change
Large Cap Value
Assets under management, beginning of period	$2,907	$3,465
Inflows	105	43
Outflows	(1,753)	(564)
Net outflows	(1,648)	(521)
Market appreciation	223	548
Transfers *	(222)	—
Total (decrease) increase	(1,647)	27
Assets under management, end of period	$1,260	$3,492	(63.9%)
Percentage of total assets under management	2.5%	7.5%
Average assets under management for period	$2,231	$3,659	(39.0%)

Other
Assets under management, beginning of period	$950	$691
Inflows	289	65
Outflows	(77)	(63)
Net inflows	212	2
Market depreciation	(7)	(5)
Total increase (decrease)	205	(3)
Assets under management, end of period	$1,155	$688	67.9%
Percentage of total assets under management	2.3%	1.5%
Average assets under management for period	$1,065	$715	49.0%

Total
Assets under management, beginning of period	$45,907	$45,797
Inflows	6,229	5,771
Outflows	(7,317)	(6,797)
Net outflows	(1,088)	(1,026)
Market appreciation	4,876	1,565
Total increase	3,788	539
Assets under management, end of period	$49,695	$46,336	7.2%
Average assets under management for period	$50,035	$48,181	3.8%

* Represents transfer of assets under management not related to subscriptions, redemptions or market appreciation (depreciation).